SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                           _____________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934


Date of earliest event
  reported:  April 21, 2004


                      American Airlines, Inc.
      (Exact name of registrant as specified in its charter)


         Delaware                  1-2691                13-1502798
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


 4333 Amon Carter Blvd.      Fort Worth, Texas              76155
  (Address of principal executive offices)               (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)









Item 12.  Disclosure of Results of Operations and Financial Condition

American Airlines, Inc. is furnishing herewith a press release issued on April 21, 2004 by its parent company, AMR Corporation
(AMR), as Exhibit 99.1 which is included herein. This press release was issued to report AMR's first quarter 2004 results.






                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary





Dated:  April 22, 2004

                           EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

















                                                     Exhibit 99.1





                              CONTACT: Al Becker
                                       Corporate Communications
                                       Fort Worth, Texas
                                       817-967-1577
                                       corp.comm@aa.com

FOR RELEASE: Wednesday, April 21, 2004

Editor's Note: A live Webcast reporting first quarter results will be broadcast on the Internet on April 21 at 2 p.m. EDT. (Windows
Media Player required for viewing.)


          AMR CORPORATION REPORTS SUBSTANTIAL IMPROVEMENT
               IN FIRST QUARTER FINANCIAL RESULTS AS
                TURNAROUND PLAN PROGRESS CONTINUES

   AMR's First Quarter Net Loss of $166 Million Is Dramatically
       Better Than Its First Quarter Performance A Year Ago

   AMR Posts Its Third Consecutive Quarter of Positive Operating
                Income, Excluding Special Items --
 Achieves Net Income in March of $30 Million, Despite Rising Fuel
                               Costs

                 AMR Ends First Quarter With Total
         Cash And Short-Term Investments of $3.7 Billion,
           Including Restricted Balance of $501 Million


     FORT WORTH, Texas -- AMR Corporation, the parent company of American Airlines, Inc., today reported a net loss of $166 million for the first quarter, or $1.03 per share. This is a marked improvement over last year's first quarter, when AMR had a net loss of $1.04 billion, or $6.68 per share.
     Continuing the financial momentum it established last year, and once again making tremendous progress in driving down costs, AMR posted its third straight quarter of positive operating income, excluding special items. AMR achieved these results despite a very significant increase in fuel prices, which increased its fuel expense $55 million from a year ago for the quarter.
                             - more -

      "We are never satisfied to be reporting net losses, but we are nonetheless pleased with how far we have come over the past 12 months," said Gerard Arpey, AMR's President and CEO. "It is also worth noting that the first quarter is seasonally a difficult quarter -- and that difficulty has been compounded this year by extremely high fuel prices. The fact that despite these challenges we had operating income in the quarter, generated solid net income in March and continued to produce positive cash flows is encouraging."
     The company's progress, Arpey said, "is a tribute to our employees and a testament to the power of the changes we are making. We're maintaining great momentum under the Turnaround Plan," he said, "but we recognize we still have a lot of work to do in order to achieve sustained profitability at acceptable levels."
     Year-over-year mainline unit costs in the first quarter dropped more than 16 percent, Arpey said. This followed two previous quarters of equally impressive cost results. "Our success in removing costs from the operation has paved the way for our improved results and has given us the ability to stand and fight rather than retreat and shrink," he said. "Without the negative impact of rising fuel prices, our progress would have been even more dramatic, with a year-over-year decline in mainline unit costs (holding fuel prices at first quarter 2003 levels) of more than 17 percent."
     Arpey noted that during the first quarter, AMR continued to make significant progress under its four-point Turnaround Plan. These were among the more notable achievements:
     o In January, American held "Customer Strategy" sessions with employees to develop ways of better serving the airline's customers. Work teams, which also include front-line employees, are reviewing, analyzing and implementing ideas from these sessions.
                             - more -
     o AMR was able once again to access the capital markets with two financing deals during the quarter, raising $499 million.
     o American completed the addition of seats to its 757 and A300 fleets, allowing it to make more seats available in leisure markets where customer demand is particularly high.
     o Service also was enhanced by the shift of capacity to international markets, including the start of Los Angeles-Tokyo service, American's fifth route to Japan.
     o Expanding on the efficiencies created by the restructuring of the DFW, Chicago and St. Louis hubs, American solidified plans during the quarter for the depeaking of the Miami hub on May 1.
     o At London Gatwick, American is consolidating its operations with British Airways, thus reducing costs and also letting American provide better connecting opportunities and an overall better travel experience for its customers.
     o Year to date, American has contributed $319 million to its defined pension plans, including using its strengthened cash position to make an early contribution of $147 million.
     o American, based on improvements in customer service performance as measured by Survey America, is making the first payout to the airline's employees under the company's new Annual Incentive Plan -- the third piece of a success-sharing package for employees that also includes a Broad Based Employee Stock Plan and Profit Sharing.


Editor's Note: AMR's president and chief executive officer, Gerard Arpey, and its chief financial officer, James Beer, will make a presentation to analysts during a teleconference on Wednesday, April 21, from 2 p.m. to 2:45 p.m. EDT. Following the analyst call, they will hold a question-and-answer conference call for media from 3 p.m. to 3:45 p.m. EDT. Reporters interested in listening to the presentation or participating in the media Q&A should call 817-967-1577 for details.


                             - more -
Statements in this news release contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this news release, the words "expects," "plans," "anticipates," "believes," and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, without limitation, the Company's expectations concerning operations and financial conditions, including changes in capacity, revenues, and costs, future financing needs, overall economic conditions, plans and objectives for future operations, and the impact on the Company of its results of operations for the past three years and the sufficiency of its financial resources to absorb that impact. Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements are subject to a number of risk factors that could cause actual results to differ materially from our expectations. The following factors, in addition to other possible factors not listed, could cause the Company's actual results to differ materially from those expressed in forward-looking statements: changes in economic, business and financial conditions; the
Company's substantial indebtedness; high fuel prices and the availability of fuel; the residual effects of the war in Iraq; conflicts in the Middle East or elsewhere; the highly competitive business environment faced by the Company, with increasing competition from low cost carriers and historically low fare levels; the ability of the Company to implement its restructuring program and the effect of the program on operational performance and service levels; uncertainties with respect to the Company's international operations; changes in the Company's business strategy; actions by U.S. or foreign government agencies; the possible occurrence of additional terrorist attacks; another outbreak of a disease (such as SARS) that affects travel behavior; uncertainties with respect to the Company's relationships with unionized and other employee work groups; the inability of the Company to satisfy existing financial or other covenants in certain of its credit agreements; the availability of future financing; and increased insurance costs and potential reductions of available insurance coverage. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Form 10-K for the year ended Dec. 31, 2003.



Detailed financial information follows:






                             - more -

                          AMR CORPORATION
               CONSOLIDATED STATEMENTS OF OPERATIONS
              (in millions, except per share amounts)
                            (Unaudited)

                              Three Months Ended March 31,   Percent
                                  2004          2003          Change
Revenues
Passenger - American Airlines    $3,678        $3,394           8.4
          - Regional Affiliates     420           326          28.8
Cargo                               148           134          10.4
Other revenues                      266           266            -
  Total operating revenues        4,512         4,120           9.5

Expenses
  Wages, salaries and benefits    1,640         2,098         (21.8)
  Aircraft fuel                     808           729          10.8
  Depreciation and amortization     326           338          (3.6)
  Other rentals and landing fees    305           291           4.8
  Commissions, booking fees
   and credit card expense          288           255          12.9
  Maintenance, materials
   and repairs                      231           231            -
  Aircraft rentals                  153           190         (19.5)
  Food service                      137           149          (8.1)
  Other operating expenses          582           683         (14.8)
  Special charges                     -            25            *
    Total operating expenses      4,470         4,989         (10.4)

Operating Income (Loss)              42          (869)           *

Other Income (Expense)
  Interest income                    14            13           7.7
  Interest expense                 (212)         (192)         10.4
  Interest capitalized               18            19          (5.3)
  Miscellaneous - net               (28)          (14)           *
                                   (208)         (174)         19.5

Loss Before Income Taxes           (166)       (1,043)        (84.1)
Income tax                           -             -             -
Net Loss                          $(166)      $(1,043)        (84.1)



Basic and Diluted Loss Per Share  $(1.03)     $ (6.68)


Number of Shares Used in
Computation
  Basic and Diluted                 160           156

*     Greater than 100%

Note: Certain amounts have been reclassified to conform with the 2004 presentation.

                          AMR CORPORATION
                       OPERATING STATISTICS
                            (Unaudited)

                                        Three Months Ended
                                             March 31,         Percent
                                         2004        2003      Change
American Airlines, Inc. Mainline Jet
Operations
    Revenue passenger miles (millions)    30,290       27,838          8.8
    Available seat miles (millions)       42,597       40,274          5.8
    Cargo ton miles (millions)               521          490          6.3
    Passenger load factor                   71.1%        69.1%         2.0 pts.
    Passenger revenue yield per
     passenger mile (cents)                12.14        12.19         (0.4)
    Passenger revenue per available
     seat mile (cents)                      8.64         8.43          2.5
    Cargo  revenue yield per ton
     mile (cents)                          28.47        27.38          4.0
    Operating expenses per available seat
     mile, excluding Regional
     Affiliates (cents) (1)                 9.49        11.39        (16.7)
    Fuel consumption (gallons,
     in millions)                            741          725          2.2
    Fuel price per gallon (cents)          101.0         94.0          7.4

Regional Affiliates
    Revenue passenger miles (millions)     1,539       1,165          32.1
    Available seat miles (millions)        2,453       1,987          23.5
    Passenger load factor                   62.7%       58.6%          4.1 pts.

AMR Corporation
  Average Equivalent Number of Employees
    American Airlines                     79,900       92,200
    Other                                 12,100       11,800
         Total                            92,000      104,000

(1) Excludes $487 million and $423 million of expense incurred related to Regional Affiliates in 2004 and 2003, respectively.




                          AMR CORPORATION
                 OPERATING STATISTICS (CONTINUED)
                            (Unaudited)

American Airlines, Inc. Mainline
Jet Operations                               Three Months Ended March 31,
(in millions, except as noted)                     2004         2003
Total operating expenses  as reported              $4,528       $5,011
Less: Operating expenses incurred
      related to Regional Affiliates                  487          423
Operating expenses excluding expenses
 incurred related to Regional Affiliates           $4,041       $4,588
American mainline jet operations
 available seat miles                              42,597       40,274
Operating expenses per available seat
 mile, excluding Regional Affiliates (cents)         9.49        11.39

Operating expenses excluding expenses
 incurred related to Regional Affiliates           $4,041       $4,588
Less: Aircraft fuel price variance *                   52           -
Operating expenses, excluding
 aircraft fuel price variance and
 expenses incurred related to Regional Affiliates  $3,989       $4,588
American  mainline jet  operations
 available seat miles                              42,597       40,274
Operating expenses per available seat
 mile, excluding aircraft fuel price
 variance and Regional Affiliates (cents)            9.36        11.39

Percent change                                       17.8

* Change in price times current year consumption (7.0 cents x 741 million gallons)

Note: The company believes that operating expenses per available seat mile, excluding fuel price variance, assists investors in understanding the impact of changes in fuel prices on the company's operations.


                           ###

  Current AMR Corp news releases can be accessed via the Internet.
          The address is http://www.amrcorp.com